DRAFT
                                                                  ________, 1997


Board of Directors
Intermediate-Term Tax-Exempt  Fund
American Century Mutual Funds, Inc.
4500 Main Street
Kansas City, Missouri  64141-6200

Board of Trustees
Intermediate-Term Tax-Free Fund
American Century Municipal Trust
4500 Main Street
Kansas City, Missouri  64141-6200


Gentlemen:

          You have requested our opinion regarding certain Federal income tax consequences to the Intermediate-Term Tax-Exempt Fund (the "Fund"), a portfolio of American Century Mutual Funds, Inc., to Intermediate-Term Tax-Free Fund ("Acquiring"), a portfolio of American Century Municiapl Trust, and to the holders of the shares of common stock of the Fund, in connection with the proposed transfer of substantially all of the properties of the Fund to Acquiring, in exchange solely for voting shares of beneficial interest of Acquiring ("Acquiring Shares") and the assumption by Acquiring of all of the liabilities of the Fund followed by the distribution of such Acquiring Shares received by the Fund in complete liquidation and termination of the Fund, all pursuant to the Agreement and Plan of Reorganization (the "Agreement") to be executed by the Fund and Acquiring and included as an exhibit to Form N-14.

         For purposes of this opinion, we have examined and rely upon (1) the Agreement, (2) the Form N-14, dated _____, 1997, and filed by Acquiring on said date with the Securities and Exchange Commission, and (3) letters of representation furnished to us by Fund and Acquiring, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion. We assume that the transaction that is the subject of this letter will be carried out in accordance with the terms of the Agreement and as described in the documents we have examined. This opinion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof.

         Based upon the foregoing, it is our opinion that, for Federal income tax purposes:

         (1) The acquisition by Acquiring of substantially all of the properties of the Fund in exchange solely for Acquiring Shares and the assumption by Acquiring of the liabilities of the Fund followed by the distribution of Acquiring Shares to the shareholders of the Fund in exchange for their Fund shares in complete liquidation and termination of the Fund, will constitute a reorganization within the meaning of Section 368 of the Code. The Fund and Acquiring will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code.

         (2) The Fund will recognize no gain or loss upon transferring its properties to Acquiring in exchange solely for Acquiring Shares and the assumption by Acquiring of certain liabilities of the Fund or upon distributing to its shareholders the Acquiring Shares received by the Fund in the transaction pursuant to the Agreement.

         (3) Acquiring will recognize no gain or loss upon receiving the properties of the Fund in exchange for Acquiring Shares and the assumption by Acquiring of certain liabilities of the Fund.

         (4) The aggregate adjusted basis to Acquiring of the properties of the Fund will be the same as the aggregate adjusted basis of those properties in the hands of the Fund immediately before the exchange.

         (5) Acquiring' holding periods with respect to the properties of the Fund that Acquiring acquires in the transaction will include the respective periods for which those properties were held by the Fund (except where investment activities of Acquiring have the effect of reducing or eliminating a holding period with respect to an asset).

         (6) The shareholders of the Fund will recognize no gain or loss upon receiving Acquiring Shares solely in exchange for Fund shares.

         (7) The aggregate basis of the Acquiring Shares received by a shareholder of the Fund in the transaction will be the same as the aggregate basis of the Fund shares surrendered by the shareholder in exchange therefor.

         (8) A Fund shareholder's holding period for the Acquiring Shares received by the shareholder in the transaction will include the holding period during which the shareholder held the Fund shares surrendered in exchange therefor, provided that the shareholder held such shares as a capital asset on the date of Reorganization.

         We express no opinion as to the tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Agreement and the representations to be made to us.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 filed by Acquiring with the Securities and Exchange Commission.

                                                          Very truly yours,

                                                          DECHERT PRICE & RHOADS

                                      DRAFT
                                                                  ________, 1997

Board of Directors
Long-Term Tax-Exempt  Fund
American Century Mutual Funds, Inc.
4500 Main Street
Kansas City, Missouri  64141-6200

Board of Trustees
Long-Term Tax-Free Fund
American Century Municipal Trust
4500 Main Street
Kansas City, Missouri  64141-6200


Gentlemen:

          You have requested our opinion regarding certain Federal income tax consequences to the Long-Term Tax-Exempt Fund (the "Fund"), a portfolio of American Century Mutual Funds, Inc., to Long-Term Tax-Free Fund ("Acquiring"), a portfolio of American Century Municipal Trust, and to the holders of the shares of common stock of the Fund, in connection with the proposed transfer of substantially all of the properties of the Fund to Acquiring, in exchange solely for voting shares of beneficial interest of Acquiring ("Acquiring Shares") and the assumption by Acquiring of all of the liabilities of the Fund followed by the distribution of such Acquiring Shares received by the Fund in complete liquidation and termination of the Fund, all pursuant to the Agreement and Plan of Reorganization (the "Agreement") to be executed by the Fund and Acquiring and included as an exhibit to Form N-14.

         For purposes of this opinion, we have examined and rely upon (1) the Agreement, (2) the Form N-14, dated _____, 1997, and filed by Acquiring on said date with the Securities and Exchange Commission, and (3) letters of representation furnished to us by Fund and Acquiring, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion. We assume that the transaction that is the subject of this letter will be carried out in accordance with the terms of the Agreement and as described in the documents we have examined. This opinion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof.

         Based upon the foregoing, it is our opinion that, for Federal income tax purposes:

         (1) The acquisition by Acquiring of substantially all of the properties of the Fund in exchange solely for Acquiring Shares and the assumption by Acquiring of the liabilities of the Fund followed by the distribution of Acquiring Shares to the shareholders of the Fund in exchange for their Fund shares in complete liquidation and termination of the Fund, will constitute a reorganization within the meaning of Section 368 of the Code. The Fund and Acquiring will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code.

         (2) The Fund will recognize no gain or loss upon transferring its properties to Acquiring in exchange solely for Acquiring Shares and the assumption by Acquiring of certain liabilities of the Fund or upon distributing to its shareholders the Acquiring Shares received by the Fund in the transaction pursuant to the Agreement.

         (3) Acquiring will recognize no gain or loss upon receiving the properties of the Fund in exchange for Acquiring Shares and the assumption by Acquiring of certain liabilities of the Fund.

         (4) The aggregate adjusted basis to Acquiring of the properties of the Fund will be the same as the aggregate adjusted basis of those properties in the hands of the Fund immediately before the exchange.

         (5) Acquiring' holding periods with respect to the properties of the Fund that Acquiring acquires in the transaction will include the respective periods for which those properties were held by the Fund (except where investment activities of Acquiring have the effect of reducing or eliminating a holding period with respect to an asset).

         (6) The shareholders of the Fund will recognize no gain or loss upon receiving Acquiring Shares solely in exchange for Fund shares.

         (7) The aggregate basis of the Acquiring Shares received by a shareholder of the Fund in the transaction will be the same as the aggregate basis of the Fund shares surrendered by the shareholder in exchange therefor.

         (8) A Fund shareholder's holding period for the Acquiring Shares received by the shareholder in the transaction will include the holding period during which the shareholder held the Fund shares surrendered in exchange therefor, provided that the shareholder held such shares as a capital asset on the date of Reorganization.

         We express no opinion as to the tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Agreement and the representations to be made to us.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 filed by Acquiring with the Securities and Exchange Commission.

                                                          Very truly yours,

                                                          DECHERT PRICE & RHOADS

                                      DRAFT
                                                                  ________, 1997

Board of Directors
Limited-Term Tax-Exempt  Fund
American Century Mutual Funds, Inc.
4500 Main Street
Kansas City, Missouri  64141-6200

Board of Trustees
Limited-Term Tax-Free Fund
American Century Municipal Trust
4500 Main Street
Kansas City, Missouri  64141-6200


Gentlemen:

          You have requested our opinion regarding certain Federal income tax consequences to the Limited-Term Tax-Exempt Fund (the "Fund"), a portfolio of
American Century Mutual Funds, Inc., to Limited-Term Tax-Free Fund ("Acquiring"), a portfolio of American Century Municipal Trust, and to the holders of the shares of common stock of the Fund, in connection with the proposed transfer of substantially all of the properties of the Fund to Acquiring, in exchange solely for voting shares of beneficial interest of Acquiring ("Acquiring Shares") and the assumption by Acquiring of all of the liabilities of the Fund followed by the distribution of such Acquiring Shares received by the Fund in complete liquidation and termination of the Fund, all pursuant to the Agreement and Plan of Reorganization (the "Agreement") to be executed by the Fund and Acquiring and included as an exhibit to Form N-14.

         For purposes of this opinion, we have examined and rely upon (1) the Agreement, (2) the Form N-14, dated _____, 1997, and filed by Acquiring on said date with the Securities and Exchange Commission, and (3) letters of representation furnished to us by Fund and Acquiring, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion. We assume that the transaction that is the subject of this letter will be carried out in accordance with the terms of the Agreement and as described in the documents we have examined. This opinion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof.

         Based upon the foregoing, it is our opinion that, for Federal income tax purposes:

         (1) The acquisition by Acquiring of substantially all of the properties of the Fund in exchange solely for Acquiring Shares and the assumption by Acquiring of the liabilities of the Fund followed by the distribution of Acquiring Shares to the shareholders of the Fund in exchange for their Fund shares in complete liquidation and termination of the Fund, will constitute a reorganization within the meaning of Section 368 of the Code. The Fund and Acquiring will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code.

         (2) The Fund will recognize no gain or loss upon transferring its properties to Acquiring in exchange solely for Acquiring Shares and the assumption by Acquiring of certain liabilities of the Fund or upon distributing to its shareholders the Acquiring Shares received by the Fund in the transaction pursuant to the Agreement.

         (3) Acquiring will recognize no gain or loss upon receiving the properties of the Fund in exchange for Acquiring Shares and the assumption by Acquiring of certain liabilities of the Fund.

         (4) The aggregate adjusted basis to Acquiring of the properties of the Fund will be the same as the aggregate adjusted basis of those properties in the hands of the Fund immediately before the exchange.

         (5) Acquiring' holding periods with respect to the properties of the Fund that Acquiring acquires in the transaction will include the respective periods for which those properties were held by the Fund (except where investment activities of Acquiring have the effect of reducing or eliminating a holding period with respect to an asset).

         (6) The shareholders of the Fund will recognize no gain or loss upon receiving Acquiring Shares solely in exchange for Fund shares.

         (7) The aggregate basis of the Acquiring Shares received by a shareholder of the Fund in the transaction will be the same as the aggregate basis of the Fund shares surrendered by the shareholder in exchange therefor.

         (8) A Fund shareholder's holding period for the Acquiring Shares received by the shareholder in the transaction will include the holding period during which the shareholder held the Fund shares surrendered in exchange therefor, provided that the shareholder held such shares as a capital asset on the date of Reorganization.

         We express no opinion as to the tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Agreement and the representations to be made to us.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 filed by Acquiring with the Securities and Exchange Commission.

                                                          Very truly yours,

                                                          DECHERT PRICE & RHOADS